Business Combination and Recapitalization	12 Months Ended
Dec. 31, 2021
Reverse Recapitalization [Abstract]
Business Combination and Recapitalization
3. Business Combination and Recapitalization
On November 19, 2021, the Company consummated the Business Combination pursuant to that certain Agreement and Plan of Merger, dated June 17, 2021, by and among Leo, and Legacy Local Bounti. In connection with the consummation of the Business Combination (the “Closing”), the registrant changed its name from Leo Holdings III Corp to Local Bounti Corporation.
The Business Combination was accounted for as a reverse recapitalization in accordance with GAAP as Legacy Local Bounti has been determined to be the accounting acquirer, based on the following predominant factors:

•	Legacy Local Bounti stockholders have the largest portion of voting rights in the Company;

•	the Board and Management are primarily composed of individuals associated with Legacy Local Bounti; and

•	Legacy Local Bounti was the larger entity based on historical operating activity and Legacy Local Bounti had the larger employee base at the time of the Business Combination.
Under this method of accounting, while Leo was the legal acquirer, it has been treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination was treated as the equivalent of Local Bounti issuing stock for the net assets of Leo, accompanied by a recapitalization. The net assets of Leo were stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of Legacy Local Bounti. Reported shares and earnings per share available to holders of the Company’s common stock, prior to the business combination, have been retroactively restated as shares reflecting the exchange ratio established in the Business Combination (approximately 4.969669 Local Bounti shares to every share of Leo).
In connection with the Business Combination, Leo entered into subscription agreements with certain investors (the “PIPE Investors”), whereby it issued 15,000,000 shares of common stock at $10.00 per share (the “PIPE Shares”) for an aggregate purchase price of $150,000 thousand (the “PIPE Financing”), which closed simultaneously with the consummation of the Business Combination. Upon the closing of the Business Combination, the PIPE Investors were issued shares of the Company’s common stock.
The aggregate consideration for the Business Combination and proceeds from the PIPE Financing was approximately $150,000 thousand, consisting of shares of common stock valued at $10.00 per share. Including the PIPE financing, the aggregate common stock consideration consists of 83,514,977 shares of Legacy Local Bounti common stock, including shares issuable in respect of vested equity awards of the Legacy Local Bounti.
In connection with the Business Combination, the Company incurred direct and incremental costs of $34,773 thousand related to the equity issuance, consisting of $30,422 thousand of investment banking, legal, accounting and other professional fees, which were recorded to additional paid-in
capital and treated as a reduction of proceeds, and expenses of $4,351 thousand primarily related to advisory, legal, and accounting fees in conjunction with the Business Combination were recorded within Selling, general and administrative expenses on the Consolidated Statement of Operations for the year ended December 31, 2021.